Note 2 - Significant Accounting Policies (Details Textual) $ in Thousands	12 Months Ended
	Dec. 31, 2017 USD ($)	Dec. 31, 2016 USD ($)
Allowance for Doubtful Accounts Receivable, Current, Ending Balance	$ 0	$ 0
Impairment of Assets, Annual Increase in Undiscounted Cash Flows to Determine Fair Value	1.00%
Impairment of Assets, Inflation Rate for Operating Expenses Used to Determine Fair Value	1.50%
Disposal Group, Including Discontinued Operation, Assets, Current, Total	$ 0	$ 0
Number of Reportable Segments	1
Number of Operating Segments	1
Number of Voyage Charters in Progress	7
Product Concentration Risk [Member] | Voyage Charters [Member]
Concentration Risk, Percentage	17.40%
LPG [Member]
Property, Plant and Equipment, Useful Life	30 years
Product Carriers [Member]
Property, Plant and Equipment, Useful Life	25 years